Exhibit 21

The following is a list of subsidiaries of the Company as of December 31, 2019 omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

Company Name	Where Incorporated or Organized
Agouron Pharmaceuticals, LLC	California
AH Robins LLC	Delaware
AHP Holdings B.V.	Netherlands
AHP Manufacturing B.V.	Netherlands
Alpharma Pharmaceuticals LLC	Delaware
Alpharma Specialty Pharma LLC	Delaware
American Food Industries LLC	Delaware
Anacor Pharmaceuticals, Inc.	Delaware
Array BioPharma Inc.	Delaware
Array BioPharma Limited	Ireland
Array BioPharma Ltd.	United Kingdom
Bamboo Therapeutics, Inc.	Delaware
BINESA 2002, S.L.	Spain
Bioren, LLC	Delaware
Blue Whale Re Ltd.	Vermont
C.P. Pharmaceuticals International C.V.	Netherlands
CICL Corporation	Delaware
COC I Corporation	Delaware
Coley Pharmaceutical GmbH	Germany
Coley Pharmaceutical Group, Inc.	Delaware
Continental Pharma, Inc.	Delaware
Covx Technologies Ireland Limited	Ireland
Cyanamid de Argentina S.A.	Delaware
Cyanamid de Colombia, S.A.	Delaware
Distribuidora Mercantil Centro Americana, S.A.	Delaware
Encysive Pharmaceuticals Inc.	Delaware
Excaliard Pharmaceuticals, Inc.	Delaware
Farminova Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Farmogene Productos Farmaceuticos Lda	Portugal
FoldRx Pharmaceuticals, Inc.	Delaware
Fort Dodge Manufatura Ltda.	Brazil
G. D. Searle & Co. Limited	United Kingdom
G. D. Searle International Capital LLC	Delaware
G. D. Searle LLC	Delaware
Genetics Institute, LLC	Delaware
GenTrac, Inc.	Wisconsin
GI Europe, Inc.	Delaware
GI Japan, Inc.	Delaware
Greenstone LLC	Delaware

Hospira Adelaide Pty Ltd	Australia
Hospira Australia Pty Ltd	Australia
Hospira Benelux BVBA	Belgium
Hospira Enterprises B.V.	Netherlands
Hospira France SAS	France
Hospira Holdings (S.A.) Pty Ltd	Australia
Hospira Invicta, S.A.	Spain
Hospira Ireland Holdings Unlimited Company	Ireland
Hospira Limited	Hong Kong
Hospira Malaysia Sdn Bhd	Malaysia
Hospira Nordic AB	Sweden
Hospira Philippines, Inc.	Philippines
Hospira Pte. Ltd.	Singapore
Hospira Pty Limited	Australia
Hospira Puerto Rico, LLC	Delaware
Hospira Singapore Pte Ltd	Singapore
Hospira UK Limited	United Kingdom
Hospira Worldwide, LLC	Delaware
Hospira Zagreb d.o.o.	Croatia
Hospira, Inc.	Delaware
Ignite Immunotherapy, Inc.	Delaware
Industrial Santa Agape, S.A.	Guatemala
InnoPharma, Inc.	Delaware
International Affiliated Corporation LLC	Delaware
IP Pharmaceuticals India Private Limited	India
JMI-Daniels Pharmaceuticals, Inc.	Florida
John Wyeth & Brother Limited	United Kingdom
Kiinteistö oy Espoon Pellavaniementie 14	Finland
King Pharmaceuticals Holdings LLC	Delaware
King Pharmaceuticals LLC	Delaware
King Pharmaceuticals Research and Development, LLC	Delaware
Korea Pharma Holding Company Limited	Hong Kong
Laboratoires Pfizer, S.A.	Morocco
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Ltda.	Brazil
Laboratórios Pfizer, Lda.	Portugal
Laboratorios Wyeth LLC	Pennsylvania
Laboratorios Wyeth S.A.	Venezuela
Mayne Pharma IP Holdings (Euro) Pty Ltd	Australia
Medivation Field Solutions LLC	Delaware
Medivation LLC	Delaware
Medivation Neurology LLC	Delaware
Medivation Prostate Therapeutics LLC	Delaware
Medivation Services LLC	Delaware
Medivation Technologies LLC	Delaware
Meridian Medical Technologies Limited	United Kingdom

Meridian Medical Technologies, Inc.	Delaware
Monarch Pharmaceuticals, LLC	Tennessee
MTG Divestitures LLC	Delaware
Neusentis Limited	United Kingdom
PAH USA IN8 LLC	Delaware
Parke Davis Limited	Hong Kong
Parke Davis Productos Farmaceuticos Lda	Portugal
Parke, Davis & Company LLC	Michigan
Parkedale Pharmaceuticals, Inc.	Michigan
PBG Puerto Rico LLC	Puerto Rico
PCH SpinCo B.V.	Netherlands
P-D Co., LLC	Delaware
Peak Enterprises LLC	Delaware
PEMB OFG Spain Holding, S.L.	Spain
PF Asia Manufacturing B.V.	Netherlands
PF Consumer Healthcare Austria GmbH	Austria
PF Consumer Healthcare Holdings LLC	Delaware
PF Consumer Healthcare Holdings US Inc.	Delaware
PF Consumer Healthcare Poland sp. z.o.o.	Poland
PF Consumer Taiwan LLC	Delaware
PF Czech Republic Holdings B.V.	Netherlands
PF Finland Holdings B.V.	Netherlands
PF OFG Ireland 1 B.V.	Netherlands
PF OFG Ireland 2 B.V.	Netherlands
PF OFG Mexico B.V.	Netherlands
PF OFG Philippines B.V.	Netherlands
PF OFG Philippines, Inc.	Philippines
PF OFG Sdn. Bhd.	Malaysia
PF OFG South Korea 1 B.V.	Netherlands
PF OFG South Korea 2 B.V.	Netherlands
PF OFG Spain B.V.	Netherlands
PF PR Holdings C.V.	Netherlands
PF PRISM C.V.	Netherlands
PF PRISM Holdings B.V.	Netherlands
PF PRISM IMB B.V.	Netherlands
PF Prism S.á.r.l.	Luxembourg
PFE Holdings G.K.	Japan
PFE Pfizer Holdings 1 LLC	Delaware
PFE PHAC Holdings 1 LLC	Delaware
PFE Wyeth Holdings LLC	Delaware
PFE Wyeth-Ayerst (Asia) LLC	Delaware
Pfizer	France
Pfizer (China) Research and Development Co. Ltd.	People's Republic of China
Pfizer (Malaysia) Sdn Bhd	Malaysia
Pfizer (Perth) Pty Ltd	Australia
Pfizer (Thailand) Limited	Thailand

Pfizer (Wuhan) Research and Development Co. Ltd.	People's Republic of China
Pfizer AB	Sweden
Pfizer Advanced Pharmaceutical Company Limited	Taiwan
Pfizer Africa & Middle East for Pharmaceuticals, Veterinarian Products & Chemicals S.A.E.	Egypt
Pfizer Afrique de L'Ouest	Senegal
Pfizer AG	Switzerland
Pfizer Anti-Infectives AB	Sweden
Pfizer ApS	Denmark
Pfizer AS	Norway
Pfizer Asia Manufacturing Pte. Ltd.	Singapore
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer Australia Holdings B.V.	Netherlands
Pfizer Australia Holdings Pty Limited	Australia
Pfizer Australia Investments Pty Ltd	Australia
Pfizer Australia Pty Ltd	Australia
Pfizer B.V.	Netherlands
Pfizer BH D.o.o.	Bosnia and Herzegovina
Pfizer Biofarmacêutica, Sociedade Unipessoal Lda	Portugal
Pfizer Biologics (Hangzhou) Co. Ltd	People's Republic of China
Pfizer Biologics Ireland Holdings Limited	Ireland
Pfizer Biopharma Egypt Import LLC	Egypt
Pfizer Biopharmaceuticals Egypt LLC	Egypt
Pfizer Biotech Corporation	Taiwan
Pfizer Bolivia S.A.	Bolivia
Pfizer Canada ULC / Pfizer Canada SRI	Canada
Pfizer CentreSource Asia Pacific Pte. Ltd.	Singapore
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Colombia Spinco I LLC	Pennsylvania
Pfizer Commercial Holdings TRAE Kft.	Hungary
Pfizer Commercial TRAE Trading Kft.	Hungary
Pfizer Consumer Healthcare	United Kingdom
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Corporation S. de R.L.	Panama
Pfizer Croatia d.o.o.	Croatia
Pfizer Deutschland GmbH	Germany
Pfizer Development B.V.	Netherlands
Pfizer Development LLC	Delaware
Pfizer Development LP	United Kingdom
Pfizer Development Services (UK) Limited	United Kingdom
Pfizer Dominicana, S.R.L	Dominican Republic
Pfizer East India B.V.	Netherlands
Pfizer Eastern Investments B.V.	Netherlands
Pfizer Egypt S.A.E.	Egypt

Pfizer Enterprise Holdings B.V.	Netherlands
Pfizer Enterprises LLC	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer ESP Pty. Ltd.	Australia
Pfizer Established Medicine Italy S.r.l.	Italy
Pfizer Europe Finance B.V.	Netherlands
Pfizer Export B.V.	Netherlands
Pfizer Export Company	Ireland
Pfizer Export Holding Company B.V	Netherlands
Pfizer Finance Share Service (Dalian) Co., Ltd.	People's Republic of China
Pfizer Financial Services	Belgium
Pfizer France International Investments	France
Pfizer Free Zone Panama, S. de R.L.	Panama
Pfizer GEP, S.L.	Spain
Pfizer Global Holdings B.V.	Netherlands
Pfizer Global Supply Japan Inc.	Japan
Pfizer Global Trading	Ireland
Pfizer Group Luxembourg SARL	Luxembourg
Pfizer Gulf FZ-LLC	United Arab Emirates
Pfizer H.C.P. Corporation	New York
Pfizer Health AB	Sweden
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare India Private Limited	India
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer Himalaya Holdings Coöperatief U.A.	Netherlands
Pfizer Holding France	France
Pfizer Holding Ventures	Ireland
Pfizer Holdings Corporation	Delaware
Pfizer Holdings Europe Unlimited Company	Ireland
Pfizer Holdings G.K.	Japan
Pfizer Holdings International Corporation	Delaware
Pfizer Holdings International Luxembourg (PHIL) SARL	Luxembourg
Pfizer Hungary Holdings TRAE Kft.	Hungary
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer Innovations AB	Sweden
Pfizer Innovations LLC	Russia
Pfizer Innovative Supply Point International BVBA	Belgium
Pfizer International LLC	New York
Pfizer International Markets B.V.	Netherlands
Pfizer International Operations	France
Pfizer International S. de R.L.	Panama
Pfizer International Trading (Shanghai) Limited	People's Republic of China
Pfizer Investment Capital Unlimited Company	Ireland
Pfizer Investment Co. Ltd.	People's Republic of China
Pfizer Investment Holdings S.a.r.l.	Luxembourg

Pfizer Ireland Investments Limited	Ireland
Pfizer Ireland PFE Holding 1 LLC	Delaware
Pfizer Ireland PFE Holding 2 LLC	Delaware
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures Unlimited Company	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Italy Group Holding S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Laboratories (Pty) Limited	South Africa
Pfizer Laboratories Limited	Kenya
Pfizer Leasing Ireland Limited	Ireland
Pfizer Leasing UK Limited	United Kingdom
Pfizer Limited	India
Pfizer Limited	Taiwan
Pfizer Limited	United Kingdom
Pfizer LLC	Russia
Pfizer Luxco Holdings SARL	Luxembourg
Pfizer Luxembourg Global Holdings S.à r.l.	Luxembourg
Pfizer Luxembourg SARL	Luxembourg
Pfizer Manufacturing Austria G.m.b.H.	Austria
Pfizer Manufacturing Belgium N.V.	Belgium
Pfizer Manufacturing Deutschland GmbH	Germany
Pfizer Manufacturing Deutschland Grundbesitz GmbH & Co. KG	Germany
Pfizer Manufacturing Holdings LLC	Delaware
Pfizer Manufacturing Ireland Unlimited Company	Ireland
Pfizer Manufacturing LLC	Delaware
Pfizer Manufacturing Services	Ireland
Pfizer MAP Holding, Inc.	Delaware
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Medicamentos Genericos e Participacoes Ltda.	Brazil
Pfizer Mexico Holding 2 B.V.	Netherlands
Pfizer Mexico Holding B.V.	Netherlands
Pfizer Mexico, S.A. de C.V.	Mexico
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E.	Egypt
Pfizer New Zealand Limited	New Zealand
Pfizer Norge AS	Norway
Pfizer North America Services LLC	Delaware
Pfizer OFG Germany GmbH	Germany
Pfizer OTC B.V.	Netherlands
Pfizer Overseas LLC	Delaware
Pfizer Oy	Finland
Pfizer Pakistan Limited	Pakistan
Pfizer Parke Davis (Thailand) Ltd.	Thailand
Pfizer Parke Davis Sdn. Bhd.	Malaysia

Pfizer PFE ApS	Denmark
Pfizer PFE AsiaPac Holding B.V.	Netherlands
Pfizer PFE Australia Holding B.V.	Netherlands
Pfizer PFE Australia Pty Ltd	Australia
Pfizer PFE Belgium SPRL	Belgium
Pfizer PFE CIA. Ltda.	Ecuador
Pfizer PFE Colombia Holding LLC	Delaware
Pfizer PFE Croatia Holding B.V.	Netherlands
Pfizer PFE Eastern Investments B.V.	Netherlands
Pfizer PFE Finland Oy	Finland
Pfizer PFE France	France
Pfizer PFE Global Holdings B.V.	Netherlands
Pfizer PFE İlaçları Anonim Şirketi	Turkey
Pfizer PFE Ireland Pharmaceuticals Holding 1 B.V.	Netherlands
Pfizer PFE Limited	Taiwan
Pfizer PFE Norway Holding S.à r.l.	Luxembourg
Pfizer PFE Peru S.R.L.	Peru
Pfizer PFE Pharmaceuticals Israel Holding LLC	Delaware
Pfizer PFE Pharmaceuticals Israel Ltd.	Israel
Pfizer PFE PILSA Holdco S.à r.l.	Luxembourg
Pfizer PFE Private Limited	Singapore
Pfizer PFE Service Company Holding B.V.	Netherlands
Pfizer PFE Singapore Holding B.V.	Netherlands
Pfizer PFE Singapore Pte. Ltd.	Singapore
Pfizer PFE Spain B.V.	Netherlands
Pfizer PFE Spain Holding, S.L.	Spain
Pfizer PFE Switzerland GmbH	Switzerland
Pfizer PFE Turkey Holding 1 B.V.	Netherlands
Pfizer PFE Turkey Holding 2 B.V.	Netherlands
Pfizer PFE UK Holding 4 LP	United Kingdom
Pfizer PFE US Holdings 4 LLC	Delaware
Pfizer PFE US Holdings 5 LLC	Delaware
Pfizer PFE, spol. s r.o.	Czech Republic
Pfizer Pharm Algerie	Algeria
Pfizer Pharma GmbH	Germany
Pfizer Pharma PFE GmbH	Germany
Pfizer Pharmaceutical (Wuxi) Co., Ltd.	People's Republic of China
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals Global B.V.	Netherlands
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals K.K.	Japan
Pfizer Pharmaceuticals Korea Limited	Korea
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Ltd.	People's Republic of China
Pfizer Pharmaceuticals Science and Technology Co., Ltd.	People's Republic of China

Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Private Limited	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Products India Private Limited	India
Pfizer R&D Holding B.V.	Netherlands
Pfizer R&D Japan G.K.	Japan
Pfizer R&D UK Limited	United Kingdom
Pfizer Research (NC), Inc.	Delaware
Pfizer Romania SRL	Romania
Pfizer S.A.	Peru
Pfizer S.A. (Belgium)	Belgium
Pfizer S.A.S.	Colombia
Pfizer S.G.P.S. Lda.	Portugal
Pfizer S.r.l.	Italy
Pfizer S.R.L.	Argentina
Pfizer Saidal Manufacturing	Algeria
Pfizer Saudi Limited	Saudi Arabia
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland Unlimited Company	Ireland
Pfizer Services 1	France
Pfizer Services LLC	Delaware
Pfizer Shared Services Unlimited Company	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Singapore Holding Pte. Ltd.	Singapore
Pfizer Specialties Limited	Nigeria
Pfizer SRB d.o.o.	Serbia
Pfizer Strategic Investment Holdings LLC	Delaware
Pfizer Trading Polska sp.z.o.o.	Poland
Pfizer TRAE Holdings Kft.	Hungary
Pfizer Transactions Ireland Unlimited Company	Ireland
Pfizer Transactions LLC	Delaware
Pfizer Tunisie SA	Tunisia
Pfizer UPJ G.K.	Japan
Pfizer Upjohn Hong Kong Limited	Hong Kong
Pfizer Upjohn Korea Limited	Korea
Pfizer Upjohn Management Co., Ltd.	People's Republic of China
Pfizer Upjohn Medical Trading Co., Ltd.	People's Republic of China
Pfizer Vaccines LLC	Delaware
Pfizer Venezuela, S.A.	Venezuela
Pfizer Venture Investments LLC	Delaware
Pfizer Ventures (US) LLC	Delaware
Pfizer Ventures LLC	Delaware
Pfizer Worldwide Services Unlimited Company	Ireland

Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. de C.V.	Mexico
Pfizer, S.L.	Spain
Pfizer, spol. s r.o.	Czech Republic
Pharmacia & Upjohn Company LLC	Delaware
Pharmacia & Upjohn LLC	Delaware
Pharmacia & Upjohn, S.A. de C.V.	Mexico
Pharmacia Brasil Ltda.	Brazil
Pharmacia Hepar LLC	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Inter-American LLC	Pennsylvania
Pharmacia International B.V.	Netherlands
Pharmacia Limited	United Kingdom
Pharmacia LLC	Delaware
Pharmacia Nostrum, S.A.	Spain
PHIVCO Corp.	Delaware
PHIVCO Holdco S.à r.l.	Luxembourg
PHIVCO Luxembourg S.à r.l.	Luxembourg
PIMB OFG Spain Holding, S.L.	Spain
PRISM Holdings B.V.	Netherlands
PT. Pfizer Indonesia	Indonesia
PT. Pfizer Parke Davis	Indonesia
Purepac Pharmaceutical Holdings LLC	Delaware
Renrall LLC	Wyoming
Rinat Neuroscience Corp.	Delaware
Roerig Produtos Farmaceuticos, Lda.	Portugal
Roerig S.A.	Chile
Searle Laboratorios, Lda.	Portugal
Servicios P&U, S. de R.L. de C.V.	Mexico
Shiley LLC	California
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Solinor LLC	Delaware
Sugen LLC	Delaware
Tabor LLC	Delaware
The Pfizer Incubator LLC	Delaware
Therachon	France
Therachon Holding GmbH	Switzerland
Upjohn (Thailand) Limited	Thailand
Upjohn Australia Pty Ltd.	Australia
Upjohn Belgium B.V.	Netherlands
Upjohn Canada ULC	Canada
Upjohn Europe Holdings B.V.	Netherlands
Upjohn Export B.V.	Netherlands
Upjohn Global Holdings B.V.	Netherlands

Upjohn Group Holdings B.V.	Netherlands
Upjohn Hellas Pharmaceutical Limited Liability Company	Greece
Upjohn Inc.	Delaware
Upjohn Intermediate Holdings B.V.	Netherlands
Upjohn International Holdings B.V.	Netherlands
Upjohn Laboratorios Lda.	Portugal
Upjohn Manufacturing Ireland Unlimited Company	Ireland
Upjohn Middle East FZ-LLC	United Arab Emirates
Upjohn Netherlands B.V.	Netherlands
Upjohn New Zealand ULC	New Zealand
Upjohn Pharma Mexico S. de R.L. de C.V.	Mexico
Upjohn Pharmaceuticals Inc.	Delaware
Upjohn PR Holdings C.V.	Netherlands
Upjohn PRISM B.V.	Netherlands
Upjohn South Africa	South Africa
Upjohn UK 2 Ltd.	United Kingdom
Upjohn UK Limited	United Kingdom
Upjohn US 1 LLC	Delaware
Upjohn US 2 LLC	Delaware
Upjohn US Employment Inc.	Delaware
Upjohn US Holdings Inc.	Delaware
Upjohn Worldwide Holdings Inc.	Delaware
Utah Acquisition Holdco Inc.	Delaware
Utah Acquisition Sub Inc.	Delaware
Vicuron Holdings LLC	Delaware
Vinci Farma, S.A.	Spain
Warner Lambert del Uruguay S.A.	Uruguay
Warner Lambert Ilac Sanayi ve Ticaret Limited Sirketi	Turkey
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Whitehall Laboratories Inc.	Delaware
W-L LLC	Delaware
Wyeth (Thailand) Ltd.	Thailand
Wyeth AB	Sweden
Wyeth Ayerst Inc.	Delaware
Wyeth Ayerst S.à r.l.	Luxembourg
Wyeth Europa Limited	United Kingdom
Wyeth Farma, S.A.	Spain
Wyeth Holdings LLC	Maine
Wyeth Industria Farmaceutica Ltda.	Brazil
Wyeth KFT.	Hungary
Wyeth Lederle S.r.l.	Italy
Wyeth Lederle Vaccines S.A.	Belgium
Wyeth LLC	Delaware
Wyeth Pakistan Limited	Pakistan

Wyeth Pharmaceuticals FZ-LLC	United Arab Emirates
Wyeth Pharmaceuticals India Private Limited	India
Wyeth Pharmaceuticals LLC	Delaware
Wyeth Subsidiary Illinois Corporation	Illinois
Wyeth Whitehall Export GmbH	Austria
Wyeth-Ayerst (Asia) LLC	Delaware
Wyeth-Ayerst International LLC	Delaware
Wyeth-Ayerst Promotions Limited	Delaware
Yarra Therapeutics, LLC	Delaware